Aberdeen Investment Funds

(the “Trust”)

Aberdeen Global High Income Fund

(the “Fund”)

Supplement dated August 14, 2020 to the Fund’s Statutory Prospectus,

dated February 28, 2020, as supplemented to date (the “Prospectus”)

The following replaces the Portfolio Managers table for the Fund in the section entitled, “Summary —Aberdeen Global High Income Fund — Portfolio Managers” on page 22 of the Prospectus:

Name	Title	Served on the Fund Since
Ben Pakenham	Head of European High Yield	2016
Erlend Lochen	Head of North American Fixed Income and Global High Yield	2019
George Westervelt, CFA®	Head of US High Yield Research	2019
Matthew Kence	Investment Director	2019
Arthur Milson	Investment Director	2019

The following replaces the information for the Fund in the section entitled, “Fund Management - Portfolio Management” beginning on page 47 of the Prospectus:

Portfolio Managers	Funds

Ben Pakenham, Head of European High Yield

Ben Pakenham is Head of European High Yield. Ben joined Aberdeen Standard Investments in 2011 from Henderson Global Investors where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Previously, Ben worked for New Star Asset Management as a high yield analyst and assistant fund manager.  Ben holds a BS (Hons) in History from Leeds Metropolitan University.

Aberdeen Global High Income Fund

Erlend Lochen, Head of North American Fixed Income and Global High Yield

Erlend Lochen is Head of North American Fixed Income and Global High Yield at Aberdeen Standard Investments. Erlend joined Standard Life Investments in 2001 as a Credit Analyst. In 2004, he became the joint fund manager of the Higher Income Fund (Pan European high yield). Erlend relocated to Boston in 2009 and was appointed head of US credit and Global High Yield. Prior to Standard Life Investments, Erlend worked with a number of companies, including Skandinaviska Enskilda Banken, Barclays Capital and Merrill Lynch. Erlend earned an MSc in industrial Engineering from the Norwegian Institute of Technology.

Aberdeen Global High Income Fund

George Westervelt, CFA®, Head of US High Yield Research

George Westervelt is Head of US High Yield Research and is one of the Portfolio Managers on the team that manages the Global High Yield strategies. He joined Aberdeen Standard Investments in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Additionally, George has research coverage responsibilities for the High Yield Electric sector. Prior to joining ASI, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA charterholder.

Aberdeen Global High Income Fund

Matthew Kence, Investment Director

Matthew is an Investment Director — Global High Yield at Aberdeen Standard Investments. Matthew is one of the Portfolio Managers on the Global High Yield strategy and is also one of the Portfolio Managers on the US Hybrid Income fund. He is also responsible for covering U.S. credits in the E&P portion of the Energy sector. Matthew joined Standard Life in 2003 from Gannett Welsh & Kotler where he was Vice President — Credit.

Aberdeen Global High Income Fund

Arthur Milson, Investment Director

Arthur Milson is an Investment Director at Aberdeen Standard Investments. He is a Portfolio Manager within the Credit team. In addition to being one of the Portfolio Managers on the Global High Yield strategy, he also manages European High Yield and Multi Asset Credit portfolios. Prior to joining Standard Life Investments, Arthur was at HBOS where he worked in leveraged finance, providing debt and equity funding to Management Buyout transactions. His sector responsibilities include Packaging and Environmental companies within European High Yield. Arthur is a member of the Association of Chartered Accountants (ACA) and holds a Postgraduate Diploma Commerce, Wollongong Australia and BSc Hons Immunology, University of Edinburgh.

Aberdeen Global High Income Fund

Please retain this Supplement for future reference

Aberdeen Investment Funds

(the “Trust”)

Aberdeen Global High Income Fund

(the “Fund”)

Supplement dated August 14, 2020 to the Fund’s Statement of Additional Information,

dated February 28, 2020, as supplemented to date (“SAI”)

All references to Steven Logan and Stephen Varga are deleted from the SAI.

The following is added to the table reflecting each portfolio manager’s ownership of shares of the Fund he or she manages, in the section entitled, “INVESTMENT ADVISORY AND OTHER SERVICES — Portfolio Managers” beginning on page 121 of the SAI:

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Arthur Milson	Aberdeen Global High Income Fund	None

* The information for Arthur Milson is as of June 30, 2020.

The following is added to the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS” beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Arthur Milson* Global High Income Fund	Registered Investment Companies: 1 account, $252.11 total assets Other Pooled Investment Vehicles: 5 accounts, $1,494.90 total assets Other Accounts: 3 accounts, $162.27 total assets

* The information for Arthur Milson is as of June 30, 2020.

Please retain this Supplement for future reference.